EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
.................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PBHG FUNDS. THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSALS. TO VOTE, FILL IN BOX COMPLETELY.


1. To approve a Plan of Reorganization providing for the combination of PBHG Emerging Growth Fund with PBHG Strategic Small Company Fund.

                 FOR  [ ]           AGAINST  [ ]           ABSTAIN [ ]

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
.................................................................................

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                                   PBHG FUNDS

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                            PBHG EMERGING GROWTH FUND
                                 APRIL 21, 2005

The undersigned hereby appoints John M. Zerr and Stephen F. Panner, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of PBHG Emerging Growth Fund, a portfolio of PBHG Funds, to be held on April 21, 2005 at 10:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of PBHG Emerging Growth Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSALS.


                                        NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                        APPEARS ON THIS PROXY CARD. All joint
                                        owners should sign. When signing as
                                        executor, administrator, attorney,
                                        trustee or guardian or as custodian for
                                        a minor, please give full title as such.
                                        If a corporation, please sign in full
                                        corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature (if held  jointly)

                                        Dated
                                             -----------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
.................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PBHG FUNDS. THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSALS. TO VOTE, FILL IN BOX COMPLETELY.

1. To approve a Plan of Reorganization providing for the combination of PBHG Emerging Growth Fund with PBHG Strategic Small Company Fund.

                 FOR  [  ]         AGAINST [  ]            ABSTAIN [  ]

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
.................................................................................

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                                   PBHG FUNDS

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                            PBHG EMERGING GROWTH FUND
                                 APRIL 21, 2005

The undersigned hereby appoints John M. Zerr and Stephen F. Panner, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of PBHG Emerging Growth Fund, a portfolio of PBHG Funds, to be held on April 21, 2005 at 10:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of PBHG Emerging Growth Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSALS.


                                          NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                          APPEARS ON THIS PROXY CARD. All joint
                                          owners should sign. When signing as
                                          executor, administrator, attorney,
                                          trustee or guardian or as custodian
                                          for a minor, please give full title as
                                          such. If a corporation, please sign in
                                          full corporate name and indicate the
                                          signer's office. If a partner, sign in
                                          the partnership name.


                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature (if held  jointly)

                                          Dated
                                          --------------------------------------


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.
.................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PBHG FUNDS THE TRUSTEES RECOMMEND VOTING FOR THE
PROPOSALS.  TO VOTE, FILL IN BOX COMPLETELY.

1. To approve a Plan of Reorganization providing for the combination of PBHG Select Growth Fund with PBHG Large Cap Growth Concentrated Fund.

                    FOR [ ]         AGAINST  [ ]             ABSTAIN [ ]

2. IN THE DISCRETION OF SUCH PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
.................................................................................

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                                   PBHG FUNDS

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                             PBHG SELECT GROWTH FUND
                                 April 21, 2005

The undersigned hereby appoints John M. Zerr and Stephen F. Panner, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of PBHG Select Growth Fund, a portfolio of PBHG Funds, to be held on April 21, 2005 at 10:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of PBHG Select Growth Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSALS.
                                          NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                          APPEARS ON THIS PROXY CARD. All joint
                                          owners should sign. When signing as
                                          executor, administrator, attorney,
                                          trustee or guardian or as custodian
                                          for a minor, please give full title as
                                          such. If a corporation, please sign in
                                          full corporate name and indicate the
                                          signer's office. If a partner, sign in
                                          the partnership name.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature (if held  jointly)

                                          Dated
                                               ---------------------------------